December 16, 2014

DREYFUS OPPORTUNITY FUNDS

- Dreyfus Strategic Beta Emerging Markets Fund

- Dreyfus Strategic Beta Global Equity Fund

- Dreyfus Strategic Beta U.S. Equity Fund

Supplement to Summary and Statutory Prospectuses

dated September 11, 2014

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), and the fund's subadviser is Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus.

Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital. The team members are Warren Chiang, CFA, William Cazalet, Ronald Gala, CFA, C. Wesley Boggs and Peter D. Goslin, CFA. Messrs. Chiang, Gala, Boggs and Goslin have each served as a primary portfolio manager of the fund since its inception in September 2014, and Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014. Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital. Mr. Cazalet is a managing director and global investment strategist at Mellon Capital. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital. Mr. Boggs is a vice president, senior portfolio manager and active equity strategist at Mellon Capital. Mr. Goslin is a director, senior portfolio manager and active equity strategist at Mellon Capital.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the statutory prospectus:

Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital. The team members are Warren Chiang, CFA, William Cazalet, Ronald Gala, CFA, C. Wesley Boggs and Peter D. Goslin, CFA, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio. Messrs. Chiang, Gala, Boggs and Goslin have each served as a primary portfolio manager of the fund since its inception in September 2014, and Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014.  Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since 1997. Mr. Cazalet is a managing director and global investment strategist at Mellon Capital, where he has been employed since July 2013. Prior to joining Mellon Capital, Mr. Cazalet was employed from November 2011 until June 2013 by Commonfund, Inc. as a Managing Director where he was responsible for U.S. west coast and international clients. From October 2005 until December 2010, he served as global co-head of long short equity strategies at AXA Rosenberg Investment Management LLC, where he was responsible for strategy and portfolio design, product development and marketing. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993. Mr. Boggs is a vice president, senior portfolio manager and active equity strategist at Mellon Capital, where he has been employed since 1993. Mr. Goslin is a director, senior portfolio manager and active equity strategist at Mellon Capital, where he has been employed since 1999.

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